DRIEHAUS MUTUAL FUNDS

Supplement dated May 22, 2003 to
Prospectus dated May 1, 2003

On May 19, 2003, the Board of Trustees of Driehaus Mutual Funds (the “Funds”) approved two Agreements and Plans of Reorganization (the “Plans”) under which the assets of Driehaus International Growth Fund and Driehaus European Opportunity Fund would be combined with those of Driehaus International Discovery Fund, and the assets of Driehaus Asia Pacific Growth Fund would be combined with those of Driehaus Emerging Markets Growth Fund. Each Plan requires approval by the shareholders of the Fund whose assets are being acquired, and will be submitted to shareholders for their consideration at meetings to be held in September 2003. To assist shareholders in considering the Plan, shareholders will receive a combined proxy statement/prospectus that describes the reorganizations, which are intended to be tax-free. If approved by shareholders, the reorganizations are expected to be completed by the end of the third quarter of 2003.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.